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                                                       This document contains 6
                                                       pages.  The Exhibit Index
                                                       is located on page 4.

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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 16, 1996

      Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996-A
      -----------------------------------------------------------------
              (Name of Trust issuing Mortgage Loan Asset Backed
              Pass-Through Certificates, Series 1996-A, Class A)


                        MLCC Mortgage Investors, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     33-84894                 59-3247986
- ----------------------------        ------------               ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

                        MLCC Mortgage Investors, Inc.
                          4802 Deer Lake Drive East
                       Jacksonville, Florida 32246-6484
                          Attention: General Counsel
                       --------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                      Description
         -----------                      -----------

             19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1996-A, for the September 16, 1996 distribution pursuant to Section 6.02 of the Pooling and Servicing Agreement among Merrill Lynch Credit Corporation, as Master Servicer, MLCC Mortgage Investors, Inc., as Seller, and Bankers Trust Company of California, N.A., as Trustee, dated as of February 1, 1996.





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                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERRILL LYNCH CREDIT CORPORATION,
                                        as Master Servicer and on behalf of
                                        MLCC MORTGAGE INVESTORS, INC.



                                        By:    /s/ Steven T. Hardy
                                            -----------------------------------
                                            Name:  Steven T. Hardy
                                            Title: Vice President and
                                                   Controller


Dated:   09/16/96





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                                Exhibit Index

    Exhibit No.                                                       Page

       19.1            Statement to Certificateholders for Mortgage
                       Loan Asset Backed Pass-Through Certificates,
                       Series 1996-A                                     5





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